UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) February 15, 2006
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                              L. B. Foster Company
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             (Exact name of registrant as specified in its charter)

       Pennsylvania                000-10436                 25-1324733
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 (State or other jurisdiction     (Commission             (I.R.S. Employer
      of incorporation)           File Number)            Identification No.)

 415 Holiday Drive, Pittsburgh, Pennsylvania                   15220
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   (Address of principal executive offices)                  (Zip Code)

 Registrant's telephone number, including area code     (412) 928-3417
                                                        ------------------------

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry Into a Material Definitive Agreement

     On February 15, 2006, the Registrant signed an Asset Purchase Agreement (the "Agreement") for the sale to The Reinforced Earth Company (the "Buyer") of substantially all of the assets (excluding receivables, land and miscellaneous items), of Registrant's geotechnical business (the "Business"). The purchase price was $4 million plus the net asset value of the Business's work in progress, inventory, fixed assets and prepaid items. The bulk of the purchase price was paid at closing with the balance to be paid pursuant to a post closing purchase price adjustment process. The closing occurred on Tuesday, February 21, 2006.

     The Agreement contains various representations, warranties, covenants and conditions. Registrant has agreed that neither it nor its affiliates shall compete with Buyer's geotechnical business for a period of five (5) years. Buyer has agreed to assume and/or perform substantially all of the Business's contracts with respect to the period after the closing.

     Registrant will file the Agreement as an Exhibit to its annual report on Form 10-K for the year ended December 31, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          L.B. Foster Company
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                                          (Registrant)


Date February 21, 2006
-----------------------                   /s/David J. Russo
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                                          David J. Russo
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer